Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of SES Solar Inc. (the “Company”) on Form 10-Q for the three-month period ended March 31, 2009, as filed with the Securities and Exchange Commission on the date therein specified (the “Report”), I, Sandrine Crisafulli, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2009	By:	/s/ SANDRINE CRISAFULLI
Sandrine Crisafulli
Chief Financial Officer